UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2008 (August 12, 2008)

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2008, Realogy Corporation issued a press release announcing its financial results for second quarter 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Realogy Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Realogy Corporation, dated August 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer

Date: August 12, 2008

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release issued by Realogy Corporation, dated August 12, 2008

4